UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Crown Media Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 24, 2015

CROWN MEDIA HOLDINGS, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 23, 2015
Date: June 24, 2015 **Time:** 9:30 AM PDT
Location: Crown Media Holdings, Inc.
12700 Ventura Blvd.
Suite 200
Studio City, CA 91604

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000249714_1 R1.0.0.51160

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . 0000249714_2 R1.0.0.51160 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 10, 2015 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Voting items 0000249714_3 R1.0.0.51160 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 William J. Abbott 02 Dwight C. Arn 03 Robert C. Bloss 04 William Cella 05 Glenn Curtis 06 Stephen Doyal 07 Brian E. Gardner 08 Timothy Griffith 09 Donald J. Hall Jr. 10 A. Drue Jennings 11 Peter A. Lund 12 Deanne R. Stedem The Board of Directors recommends you vote FOR the following proposal(s): 2. Approval of Chief Executive Officer's and Other Executive Officers' Performance Based Compensation for IRS Section 162(m) purposes. NOTE: Any other matters that properly come before the meeting and any adjournments thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000249714_4 R1.0.0.51160

www.investorvote.com/CRWN Step 1: Go to www.investorvote.com/CRWN. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Vote by Internet • Go to www.investorvote.com/CRWN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Shareholder Meeting Notice 023GYB + + Important Notice Regarding the Availability of Proxy Materials for the Crown Media Holdings, Inc. Shareholder Meeting to be Held on June 24, 2015 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 10, 2015 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/CRWN. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Crown Media Holdings, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 10, 2015. . Shareholder Meeting Notice Crown Media Holdings, Inc. Annual Meeting of Shareholders will be held on June 24, 2015 at 9:30 a.m. at 12700 Ventura Boulevard, Suite 200, Studio City, CA 91604 Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposal 2: 1. Election of the 12 members of the Company’s Board of Directors: 1. William J. Abbott 2. Dwight C. Arn 3. Robert C. Bloss 4. William Cella 5. Glenn Curtis 6. Stephen Doyal 7. Brian E. Gardner 8. Timothy Griffith 9. Donald J. Hall Jr. 10. A. Drue Jennings 11. Peter A. Lund 12. Deanne R. Stedem 2. Approval of Chief Executive Officer’s and Other Executive Officers’ Performance Based Compensation for IRS Section 162(m) purposes; 3. Any other matters that properly come before the meeting and any adjournments thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 023GYB

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 023GWB 1 U P X + Annual Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. Approval of Chief Executive Officer’s and Other Executive Officers’ Performance Based Compensation for IRS Section 162(m) purposes. 3. Any other matters that properly come before the meeting and any adjournments thereof. 01 - William J. Abbott 04 - William Cella 07 - Brian E. Gardner 02 - Dwight C. Arn 05 - Glenn Curtis 08 - Timothy Griffith 03 - Robert C. Bloss 06 - Stephen Doyal 09 - Donald J. Hall Jr. 1. Election of the 12 members of the Company’s Board of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 10 - A. Drue Jennings 11 - Peter A. Lund 12 - Deanne R. Stedem IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Pacific Time, on June 23, 2015. Vote by Internet • Go to www.investorvote.com/CRWN • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2015 Annual Meeting of Shareholders 12700 Ventura Boulevard, Suite 200 Studio City, CA 91604 Proxy Solicited by Board of Directors for Annual Meeting — June 24, 2015 at 9:30 a.m. Charles Stanford and William J. Abbott, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Crown Media Holdings, Inc. to be held on June 24, 2015 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed under Proposal 1 and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — Crown Media Holdings, Inc. Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2014 Annual Report to Stockholders are available at www.hallmarkchannel.com/2015annualmeeting.html Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 023GXB 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. Approval of Chief Executive Officer’s and Other Executive Officers’ Performance Based Compensation for IRS Section 162(m) purposes. 3. Any other matters that properly come before the meeting and any adjournments thereof. 01 - William J. Abbott 04 - William Cella 07 - Brian E. Gardner 02 - Dwight C. Arn 05 - Glenn Curtis 08 - Timothy Griffith 03 - Robert C. Bloss 06 - Stephen Doyal 09 - Donald J. Hall Jr. 1. Election of the 12 members of the Company’s Board of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 10 - A. Drue Jennings 11 - Peter A. Lund 12 - Deanne R. Stedem IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD.

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Notice of 2015 Annual Meeting of Shareholders 12700 Ventura Boulevard, Suite 200 Studio City, CA 91604 Proxy Solicited by Board of Directors for Annual Meeting — June 24, 2015 at 9:30 a.m. Charles Stanford and William J. Abbott, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Crown Media Holdings, Inc. to be held on June 24, 2015 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed under Proposal 1 and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — Crown Media Holdings, Inc. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2014 Annual Report to Stockholders are available at www.hallmarkchannel.com/2015annualmeeting.html Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD. + +

[LOGO]